Exhibit 99.1

INVESTOR PRESENTATION April 2023

FORWARD - LOOKING STATEMENTS This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc . (“CSS Entertainment”, “CSSE”, or the “Company”) . This presentation contains various information and projections regarding the Company’s business, including its operations through its newly acquired Redbox business, and the Company’s existing operating subsidiaries, including Crackle Plus, Screen Media Ventures, and Landmark Studio Group . Unless otherwise indicated, historic financial information of the Company presented herein does not give pro forma effect to the financial information of Redbox for such periods . The financial information presented herein for the year ended December 31 , 2022 , is derived from our Annual Report on Form 10 - K as filed with the SEC on March 31 , 2023 . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward - looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Such assumptions involve a number of known and unknown risks, uncertainties, and other factors, many of which are outside of the Company’s control, including, among other things, risks related to our : core strategy ; operating income and margin ; seasonality ; liquidity, including cash flows from operations, available funds and access to financing sources ; free cash flows ; revenues ; net income ; profitability ; stock price volatility ; future regulatory changes ; pricing changes ; ability to achieve market acceptance for our streaming content services, success in recruiting and retaining officers, key employees, and directors ; ability to protect our intellectual property, ability to complete strategic acquisitions, ability to manage growth and integrate acquired operations, in particular the relatively large scale operations and assets of Redbox, which includes areas of operations that are new to the Company ; the ability to pay dividends, regulatory or operational risks, and general market conditions impacting demand for the Company’s services . The Company faces enhanced risks as a result of its acquisition of Redbox, including all the risks Redbox has faced in connection with its historic businesses and operations . For a more complete description of these and other risks and uncertainties, please read the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2022 , Registration Statement on S - 4 , declared effective by the Securities and Exchange Commission on July 15 , 2022 , the Company’s Current Report on Form 8 - K filed May 11 , 2022 as amended from time to time thereafter, the Company’s Current Report on Form 8 - K filed August 12 , 2022 , and the Company’s other filings that have been made and will be made with the SEC . Should one or more of the material risks faced by the Company occur or should the underlying assumptions of the information presented herein change or prove incorrect, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The forward - looking statements and projections herein should not be regarded as a representation or prediction that the Company will achieve or is likely to achieve any particular results . We caution readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names . 2

LEADING PROVIDER OF PREMIUM ENTERTAINMENT FOR VALUE CONSCIOUS CONSUMERS

160+ FAST Channels 32k N a tio n w i d e DVD Kiosks 60m Owned & Op e ra ted MAUs 42m Redbox Loyalty M embe r s ~160 Distribution To uchpoin t s $500m FY23 Revenue Top 5 AVOD 4 WE HAVE THE INGREDIENTS FOR SUCCESS 68k C o n te n t Library Assets $100 - $150m FY23 Adj. EBITDA Top 4 TVOD

TOTAL UNIVERSE 120M TV HOUSEHOLDS (U.S.) CORD “Converters” 1 2 THE FALSE PROMISE OF vMVPDS Once promising consumers skinny bundles at an affordable price, this is no longer the case 52% of cord cutters don’t miss anything about Cable/Satellite 52% of cord cutters don’t miss anything about Cable/Satellite 1 3 THE PROLIFERATION OF SVODS SVOD subscribers’ greatest frustrations 2 : it’s all becoming too expensive toggling between services “not being able to find content” 4 SUBSCRIPTION FATIGUE 5 ESCALATING CONTENT COSTS SVOD model of big budget content is becoming cost prohibitive and leading SVODs to develop AVOD models (1) eMarketer, April 2019 (2) Forbes, October 2019 5 TV’S NEW LANDSCAPE IS COMING INTO VIEW

(1) Dataxis, 2022 (2) T i V o V i d e o T r e n d s R e p o r t Q 2 ’ 2 2 6 The US AVOD market is expected to overtake the traditional TV market in revenue by the end of 2025 1 AVOD accounts for 22% of total viewing time across television, compared to only 10% in Q4’21 2 AVOD accounts for 32% of overall share of video used by consumers, compared to only 26% in Q4’21 2 The average household now uses 3 ad - based VOD services , up from 2 a year ago 2 POISED TO CAPTURE MASSIVE AVOD OPPORTUNITY

WIDELY DISTRIBUTED DIGITAL OFFERINGS Crackle is a leading, free to use video entertainment network featuring full length movies, TV shows and original programming FAST Channels A free ad - supported streaming television service with over 160 channels On - mission content: entertaining, uplifting, and informative. Large selection of scripted and unscripted programming Robust and diverse offering of free - to - watch programming with original and exclusive content A multi - product digital service differentiated by Redbox’s large, unique physical customer base 7 TVOD A leading transactional video on demand platform

MEETING CONSUMERS EVERYWHERE THEY MAKE VIEWING DECISIONS Rapidly expanding viewership with ~ 160 distribution touchpoints Distributing FAST channels across our broad touchpoint network Launching new VOD and linear platforms across all brands LINEAR CHANNELS & VOD EXPERIENCES ACROSS: 8

NATIONWIDE KIOSK NETWORK

Broadens distribution, delivers high-margin cash flow stream

42m	340m	32k
LOYALTY MEMBERS	WEEKLY RETAIL IMPRESSIONS	NATIONWIDE KIOSKS

Growth Drivers:

- Return of feature film releases
- Broadening access to original content across kiosk network
- Cross-advertising opportunities


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CREED
TOM CRUISE
TOP GUN
MAVERICK
QUANTUMANIA

Chicken Soup for the Soul Entertainment

9

KIOSK REBOUND UNDERWAY

Studios have recommitted to theatrical distribution with new releases driving rentals and new customer transactions

Theatrical Hits Drive Week-Over-Week Lifts

	Week Starting 12/12/22	*Week Starting 12/26/22*	*Week Starting 02/13/23*	*Week Starting 02/27/23*
% Lift in Physical WoW Metrics	 THE WOMAN KING	 HALLOWEEN ENDS	 BLACK PANTHER WAKANDA FOREVER	 PUSS IN BOOTS THE LAST WISH
WoW Rentals	**+18%**	**+38%**	**+30%**	**+12%**
WoW New Transacting Customers	**+10%**	**+39%**	**+23%**	**+19%**

Legacy DVD business expected to grow next 12-24 months as feature films return to kiosks

First-run films expected to return to normalized levels & grow sequentially in 2023

10

STEADY STREAM OF NEW RELEASES FUELING REDBOX 11

As new releases continue to grow in number, Redbox’s weekly DVD rental trajectory is on track to surpass expectations DVD RENTALS ON THE RISE 25K 50K 75K 10 0 K 12 5 K 15 0 K 0 1 2 3 4 5 Weekly Theatrical Releases 6 50 0 K 1 . 0 M 1 .5 M 2 . 0 M Weekly Rates 2.5M J F J A J 2023 Weekly Rents S O N Projected Weekly Rents D M A M Count of Theatrical Titles Trend Line 12 Data is clear that new movies ignite significant week - over - week (WOW) rental improvement Daily Rentals 1/16/23 – 3/21/23

Increasing rights ownership combined with partnered approach to production enhances margin and mitigates risk Content Rights Ownership Sonar Film and Television Library Original & Exclusive Content Production PRODUCTION & ACQUISITION CAPABILITIES 13

Original & Exclusive content drives viewership and margins Draws sponsors to custom opportunities at higher CPMs Addition of TVOD, FAST channels, and kiosk network offer new windows for monetizing Originals & Exclusives ORIGINALS & EXCLUSIVES ARE AN AVOD DIFFERENTIATOR Originals & Exclusives Account for Approximately 20% of Total Streaming Hours 14

LARGE CONTENT LIBRARY & AWARD - WINNING PROGRAMMING 28k+ Total Film Titles 40k+ Episodes of Television Films drive customer acquisition TV series drive customer retention 105 Emmy Awards 457 Emmy Award nominations 15 Golden Globe Awards Content Library Awards Original Series 7 series have received over 25 awards 12k+ Fully Controlled Content Assets Large, high - quality content library with low - risk content acquisition model and growing IP library rights ownership that drive higher margins 15

Direct to brand across all our AVOD networks with data - driven consumer targeting capabilities DIRECT SALES Offer advertisers access to premium long form video in real time across our network PROGRAMMATIC OTT has been an enhancement for the local resellers, and we provide these operators with local geo - targeted ad supply LOCAL RESELLERS 67% 15% 16 % Multiple ad sales channels drive supply and demand optionality Percent of Ad Sales for FY2022 20 ad - rep partners and growing through Crackle Connex reaching 20 million MAUs Scale to compete with largest services & sell ads for smaller AVODs WORLD CLASS SALES ORGANIZATION Selling for Owned & Operated networks and others 16

Recently partnered with KC Global, a leading entertainment network and multi - channel operator in Asia, on content licensing and distribution Expanded internationally through partnerships with Keshet (Israel) and Locomotive Global (India) Chicken Soup for the Soul brand has international recognition and appeal Engaged in discussions with dozens of countries to expand beyond current markets INTERNATIONAL GROWTH OPPORTUNITY 17

COMPELLING SYNERGIES

Revenue Synergies

- Cross-selling and marketing across combined company customer bases
- Increased revenue opportunity from incremental Screen Media Ventures titles in Redbox Kiosks
- Greater TVOD transactions, increased AVOD engagement and watch time from combined customer base
- Fully established CTV ad sales engine

Cost Synergies

- Significant cost savings from combined content libraries & new content acquisition
- License and product cost savings from use of CSSE catalog at Redbox kiosks
- G&A savings in marketing, kiosk optimization, combined technology platform, public company costs

Cap Ex Savings

- Savings related to the buildout of a TVOD platform
- Savings related to the buildout of a FAST Channel service
- Library acquisitions and pre-existing Loyalty Program

Significant 5-Year Annual Revenue Potential

+

Immediately Actionable Cost Synergies and Cap Ex Savings

=

$41m

In 2023E Net Synergies

18

Chicken Soup for the Soul Entertainment

Positive Free Cash Flow Revenue $500m Adj. EBITDA $100m - $150m C o m p e ll i n g Synergies $41m Capital E x p e n d itu r e Savings Rental R e b o u n d NEAR - TERM VICTORIES DRIVE PATH TO FCF 19

HISTORICAL PERFORMANCE $10 .7 $26 .8 $55 .3 $66 .4 $110 .4 $252 .8 R e v e n ue $1.5 $8.1 $0.0 2015 2016 2017 2018 2019 2020 2021 2022 2015 2016 2017 2018 2019 2020 2021 2022 20 $3 .8 $4 .0 $10 .0 $6 .0 $11 .8 $21 .8 $33 .5 Adjusted EBITDA

$80m Line of Credit for Working Capital No Financial Covenants for 2+ Years 5 - year Maturity Ability to PIK Interest for first 18 Months FORMER REDBOX DEBT RESTRUCTURED ON FAVORABLE TERMS 21

As of 12/31/2022 (USD in Millions) M a t u r i ty Interest Principal Outstanding Secured Debt 1st Lien HPS Senior Facilities HPS Term Loan 0 8/ 1 1/ 27 SOFR + 7.25% (1) $ 3 3 5 . 3 HPS Revolving Credit Facility 0 2/ 1 1/ 25 SOFR + 7.25% (1) 8 2 . 4 Union Bank Revolving Credit Facility (2) 1 2/ 2 9/ 24 LIBOR + Variable Rate 6 . 6 Total Secured Debt (3) $424 . 3 Unsecured Debt 9.5% 2025 Notes 0 7/ 3 1/ 25 9.50% $ 4 4 . 9 Other Debt 3 . 2 Total Unsecured Debt $48.1 Total Funded Debt $472.3 Cash $18.7 Net Debt $453.6 Preferred Stock Shares Outstanding Market Price (03/23/23) Market Value 9.75% Series A Preferred Stock 4.50M $15.80 (1) Cash / PIK option; SOFR floor of 1.0% per annum; unused line fee of 3.625%; PIK interest option is 100bp increase in interest in period (2) Union Bank Revolving Credit Facility is fully drawn (3) Excludes normal course SPV - related content financings of $27.8M $71 . 1 CAPITALIZATION SNAPSHOT 22

Q1 & Full Year 2023 Expectations FY 2023E $500m REVENUE $100m – $150m ADJ. EBITDA Q1 2023E $110m – $113m REVENUE 23 $18m – $20m ADJ. EBITDA Revenue driven primarily by return of major theatrical titles to kiosks and growth of Owned & Operated and ad - rep platforms

SUMMARY HIGHLIGHTS LEADING PROVIDER OF PREMIUM ENTERTAINMENT FOR VALUE CONSCIOUS CONSUMERS Leading Streaming and Consumer Brands Large and Rapidly Growing Viewership with Broad Distribution Valuable Content Library and Risk Mitigated Production Strategy Best - in - class Advertising Sales Organization Upside Growth Potential from Redbox Revenue and Cost Synergies Broadly Experienced Management Team 2023E Guidance: $500m Revenue and $100m - $150m Adjusted EBITDA 24